Exhibit 99.2

The following certification accompanies the issuer’s quarterly Report on Form 10 and is not filed as provided in SEC Release Nos. 33-8212, 34-47551 and IC-25967, dated March 21, 2003

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 9067 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Summit Bancshares, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kikuo Nakahara, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.	To the best of my knowledge, the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	To the best of my knowledge, the information contained in the report fairly presents, in all material respects,

the financial condition and operating results of the Company.

/s/ KIKUO NAKAHARA
Kikuo Nakahara
Chief Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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